Quarterly Report
January 31, 2023
MFS®  Utilities Fund
MMU-Q1

Portfolio of Investments
1/31/23 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.9%
Energy - Renewables – 5.6%
AES Corp.	2,482,603	$68,048,148
EDP Renovaveis S.A.	4,284,383	93,322,783
Orsted A/S	187,564	16,718,468
		$178,089,399
Natural Gas - Distribution – 2.1%
Atmos Energy Corp.	396,597	$46,616,011
China Resources Gas Group Ltd.	4,935,400	20,739,487
		$67,355,498
Telecommunications - Wireless – 5.5%
Cellnex Telecom S.A.	2,765,477	$108,521,873
Rogers Communications, Inc.	662,134	32,192,288
SBA Communications Corp., REIT	121,141	36,043,081
		$176,757,242
Telephone Services – 0.6%
Hellenic Telecommunications Organization S.A.	1,128,630	$17,754,547
Utilities - Electric Power – 83.9%
ALLETE, Inc.	479,128	$29,638,858
Alliant Energy Corp.	1,384,887	74,825,445
Ameren Corp.	1,080,857	93,894,048
American Electric Power Co., Inc.	1,159,829	108,977,533
CenterPoint Energy, Inc.	1,549,869	46,682,054
CLP Holdings Ltd.	3,491,000	25,977,346
Constellation Energy	900,043	76,827,670
Dominion Energy, Inc.	2,779,410	176,881,652
DTE Energy Co.	1,025,281	119,311,950
E.ON SE	6,504,304	70,672,778
Edison International	1,559,343	107,438,733
Enel S.p.A.	14,069,969	82,816,063
Energias de Portugal S.A.	8,226,319	40,885,430
Energisa S.A., IEU	2,012,500	16,750,020
Entergy Corp.	420,648	45,547,765
Equatorial Energia S.A.	3,330,800	18,385,244
Evergy, Inc.	1,054,093	66,038,926
Exelon Corp.	1,138,894	48,049,938
Iberdrola S.A.	7,558,013	88,382,843
National Grid PLC	4,384,007	55,763,911
NextEra Energy, Inc.	4,709,596	351,477,149
PG&E Corp. (a)	12,188,452	193,796,387
Pinnacle West Capital Corp.	564,756	42,102,560
Portland General Electric Co.	779,717	37,098,935
PPL Corp.	2,914,682	86,274,587
Public Service Enterprise Group, Inc.	746,785	46,248,395
RWE AG	2,398,544	106,389,147
Sempra Energy	961,829	154,210,044
Southern Co.	2,139,142	144,777,131
SSE PLC	3,537,544	75,516,310
Xcel Energy, Inc.	586,186	40,312,011
		$2,671,950,863
Utilities - Water – 1.2%
Veolia Environnement S.A.	1,265,304	$37,547,858
Total Common Stocks		$3,149,455,407

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Convertible Preferred Stocks – 0.3%
Utilities - Electric Power – 0.3%
NextEra Energy, Inc., 5.279%	175,500	$8,773,245
Investment Companies (h) – 0.7%
Money Market Funds – 0.7%
MFS Institutional Money Market Portfolio, 4.29% (v)	20,644,639	$20,646,704

Other Assets, Less Liabilities – 0.1%		4,077,375
Net Assets – 100.0%		$3,182,952,731
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $20,646,704 and $3,158,228,652, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
IEU	International Equity Unit
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
SEK	Swedish Krona
Derivative Contracts at 1/31/23
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
EUR	2,867,391	USD	3,127,325	Brown Brothers Harriman	4/21/2023	$4,967
EUR	932,098	USD	1,007,744	Citibank N.A.	4/21/2023	10,466
EUR	339	USD	370	Goldman Sachs International	4/21/2023	1
USD	79,390,384	GBP	63,876,917	HSBC Bank	4/21/2023	507,604
USD	5,038,518	GBP	4,053,848	Morgan Stanley Capital Services, Inc.	4/21/2023	32,347
						$555,385
Liability Derivatives
SEK	4,579,064	USD	445,365	Deutsche Bank AG	4/21/2023	$(5,646)
USD	16,028,574	CAD	21,456,970	HSBC Bank	4/21/2023	(108,055)
USD	3,572,881	CAD	4,821,728	State Street Bank Corp.	4/21/2023	(53,280)
USD	362,161,941	EUR	333,525,446	Goldman Sachs International	4/21/2023	(2,176,054)
USD	50,401,560	EUR	46,447,914	State Street Bank Corp.	4/21/2023	(337,416)
						$(2,680,451)
At January 31, 2023, the fund had cash collateral of $1,440,000 to cover any collateral or margin obligations for certain derivative contracts.
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
1/31/23 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk).

Supplemental Information (unaudited) – continued
Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,249,892,256	$—	$—	$2,249,892,256
Spain	—	196,904,716	—	196,904,716
Germany	106,389,147	70,672,778	—	177,061,925
Portugal	—	134,208,213	—	134,208,213
United Kingdom	—	131,280,221	—	131,280,221
Italy	—	82,816,063	—	82,816,063
France	—	37,547,858	—	37,547,858
Brazil	35,135,264	—	—	35,135,264
Canada	32,192,288	—	—	32,192,288
Other Countries	38,494,034	42,695,814	—	81,189,848
Mutual Funds	20,646,704	—	—	20,646,704
Total	$2,482,749,693	$696,125,663	$—	$3,178,875,356
Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$555,385	$—	$555,385
Forward Foreign Currency Exchange Contracts – Liabilities	—	(2,680,451)	—	(2,680,451)
For further information regarding security characteristics, see the Portfolio of Investments.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$25,673,112	$115,898,389	$120,932,462	$7,342	$323	$20,646,704
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$251,291	$—
4